oppenheimer champion income fund

Supplement dated April 3, 2009
to the Prospectus dated January 28, 2009

This supplement amends the Prospectus of Oppenheimer Champion Income Fund dated January 28, 2009, and replaces the supplement dated March 31, 2009.

1. The Prospectus is revised by deleting the section titled “Advisory Fees” on page 20 in its entirety and replacing it with the following:

Advisory Fees. Under the Fund’s Investment Advisory Agreement, the Fund pays the Manager an advisory fee, calculated on the daily net assets of the Fund, at an annual rate that declines on additional assets as the Fund grows: 0.70% of the first $250 million of average annual net assets of the Fund, 0.65% of the next $250 million, 0.60% of the next $500 million, 0.55% of the next $500 million, and 0.50% of average annual net assets in excess of $1.5 billion. The Fund’s management fee for its fiscal year ended September 30, 2008 was 0.57% of average annual net assets for each class of shares. Effective April 1, 2009, the Manager has agreed to voluntarily waive the advisory fee by 0.29% of the Fund’s average daily net assets through March 31, 2010. This voluntary waiver will be applied after all other waivers and/or reimbursements and may be withdrawn at any time.

A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s investment advisory contract is available in the Fund’s Annual Report to shareholders for the year ended September 30, 2008.

2. Effective April 1, 2009, the section titled "How the Fund is Managed – Portfolio Managers," beginning on page 20 of the Prospectus, is deleted in its entirety and is replaced by the following:

Portfolio Manager. The Fund's portfolio is managed by Joseph Welsh, who is primarily responsible for the day-to-day management of the Fund's investments. Mr. Welsh is a portfolio manager and Vice President of the Fund beginning April 1, 2009.

Mr. Welsh, CFA, has been the Head of the Manager's High Yield Corporate Debt Team since April 2009 and a Vice President of the Manager since December 2000. He was an Assistant Vice President of the Manager from December 1996 to November 2000 and a high yield bond analyst of the Manager from January 1995 to December 1996. He was a senior bond analyst with W.R. Huff Asset Management from November 1991 to December 1994. Mr. Welsh is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

3. In the section titled "Dividends, Capital Gains and Taxes – Dividends and Distributions," beginning on page 45 of the Prospectus, the first sentence is deleted in its entirety and is replaced by the following:

Dividends and Distributions. The Fund intends to declare dividends from its net investment income on each regular business day and to pay those dividends to shareholders monthly.

April 3, 2009                                                                                                              PS00190.033